UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2005
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                          GROEN BROTHERS AVIATION, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Utah                     0-18958                    87-0489865
              ----                     -------                    ----------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
           of Incorporation)                                 Identification No.)

2640 W. California Ave, Suite A, Salt Lake City, Utah               84104-4593
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         (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (801) 973-0177

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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
Item 1.01         Entry into a Material Definitive Agreement

         Groen Brothers Aviation, Inc. (GBA) announced today that the U.S. Defense Advanced Research Projects Agency (DARPA) has selected a GBA-led team to design a proof of concept high-speed, long range, vertical takeoff and landing
(VTOL) aircraft designed for use in combat search and rescue roles. Phase one of this potentially multi-year $40 million four phase program begins with a fifteen month $6.4 million award to develop the preliminary design and perform key technology demonstrations. This modern rotorcraft, named by DARPA as the "Heliplane" is designed to exploit GBA's gyrodyne technology, offering the VTOL capability of a helicopter, the fast forward flight of an airplane, and the safety, simplicity and reliability of a GBA gyroplane. This aircraft type could be the next generation rotor wing aircraft, meeting economy and performance goals not considered achievable by any other type of VTOL aircraft.

         DARPA is the central research and development organization for the US Department of Defense (DoD). It manages and directs select basic and applied research for DoD, emphasizing technology development projects where payoff is high and where success may provide dramatic advances in the capabilities of our combat forces.

         A copy of GBA's press release announcing the contract award is attached to this Current Report on Form 8-K, and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits

3.       Exhibits

         Exhibit No.                        Description

             99.1          GBA Press Release Dated November 7, 2005


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GROEN BROTHERS AVIATION, INC.

Date:    November 7, 2005            By  /s/  David Groen
                                     --------------------
                                     David Groen
                                     President and Chief Executive Officer


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